CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

In connection with the Semi-Annual Report of Maxim Series Fund, Inc. (the "Registrant") on Form N-CSR for the period ended June 30, 2004 (the "Report"), the undersigneds hereby certify, to the best of their knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    August 27, 2004

         By: /s/ W.T. McCallum
         ------------------------
         W.T. McCallum
         President

Date:    August 27, 2004

         By: /s/ G.R. McDonald
         ------------------------
         G.R. McDonald
         Treasurer